Exhibit 99.2

™Trademark of Trinseo S.A. or its affiliates Third Quarter 2020 Financial Results November 5, 2020

2 Disclosure Rules Cautionary Note on Forward-Looking Statements. This presentation contains forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward-looking statements may be identified by the use of words like “expect,” “anticipate,” “intend,” “forecast,” “outlook,” “will,” “may,” “might,” “see,” “tend,” “assume,” “potential,” “likely,” “target,” “plan,” “contemplate,” “seek,” “attempt,” “should,” “could,” “would” or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on our current expectations and assumptions regarding the impact from the Covid-19 pandemic, our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause such a difference include, but are not limited to, those discussed in our Annual Report on Form 10-K, under Part I, Item 1A — “Risk Factors” and elsewhere in our other reports filed with the U.S. Securities and Exchange Commission. As a result of these or other factors, our actual results may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US (“GAAP”) including EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted EPS and Free Cash Flow. We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results and liquidity position of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance or liquidity, as applicable. We have provided a reconciliation of these measures to the most comparable GAAP metric alongside of the respective measure or otherwise in the Appendix section of this presentation. Introductions • Frank Bozich, President & CEO • David Stasse, Executive Vice President & CFO • Andy Myers, Director of Investor Relations Introductions & Disclosure Rules

3 Summary • Recovery gained momentum through the quarter, led by automotive, appliances and tires • Healthy demand led to expanded year-over-year margins in styrene, polystyrene, polycarbonate and ABS • Strongest earnings quarter for polystyrene since 2015 Outlook Q3 2020 Results • Q3 cash from operations of $52 million led to Free Cash Flow* of $39 million • Q3 ending cash and cash equivalents of $503 million • Year-to-date cash from operations of $128 million with Free Cash Flow* of $67 million Cash and Liquidity • Strong demand conditions continued through October in all segments • Full year COVID-19 pre-tax impact expected to be unfavorable $55 million, including $15 million favorable second half • Effective October 1, Performance Plastics segment split into Base Plastics and Engineered Materials • Evaluation of Boehlen site complete and will continue operations; new raw material agreements help to create economic feasibility for plant along with greater operational flexibility • Milestones reached on sustainability initiatives in polystyrene and synthetic rubber Key Initiatives .. *See Appendix for a reconciliation of non-GAAP measures.

4 Advances in Polystyrene Sustainability Initiatives containing 25% Post Consumer plastics waste via a Dissolution Advanced Recycling process Partnering with leading German packaging manufacturer Fernholz Help the plastics industry conserve resources and reduce oil consumption by offering companies a tangible solution for more sustainable packaging 1st Recycled Polystyrene (r-PS) commercialized in Food Packaging rPS used in a multilayer sheet, covered with a layer of virgin material (ABA structure) – technology already established for PET packaging. Eliminating the need for costly equipment upgrades Already being launched by several European dairy companies rPS

5 Sustainability Initiatives – TRS and Mass Balance Certification 1. Mass Balance certification from the International Sustainability & Carbon Certification (ISCC), representing the first step towards achieving true circularity in synthetic rubber • Enables cost effective, transparent tracking of sustainably advantaged materials at a large scale • Applies to polystyrene from Tessenderlo, Belgium, polycarbonate produced in Stade, Germany and synthetic rubber from Schkopau, Germany 2. Reached definitive agreement with Tyre Recycling Solutions (TRS) on a commercial collaboration and an equity investment in TRS • Collaboration in R&D to help tire manufacturers develop more sustainable tire formulations, aiding the long-term goal of creating a sustainable outlet for end-of-life tires • Provides ability to offer a circular solution to tire manufacturers with recycled tire powder content without compromising performance Two Sustainability initiatives announced in support of goal of 40% of product portfolio sustainably advantaged by 2030

6 $102 $88 Q3'20 Q3'19 Adjusted EBITDA* ($MM) • Demand recovery in applications such as automotive, appliances, tires and construction • Lower net sales attributed to the pass through of lower priced raw materials • Net income improvement attributed to expanded margins in most segments, cost reduction initiatives and a tax benefit to adjust for year-to-date earnings and outlook Trinseo Q3 2020 Financial Results $2.75 $2.87 $0.56 $0.67 Diluted EPS Adj EPS* EPS ($) Q3'20 Q3'19 $752 $106 $922 $22 Net Sales Net Income Net Sales & Net Income ($MM) Q3'20 Q3'19 Net Sales Vol Price FX Total (1%) (19%) 2% (18%) * See Appendix for a reconciliation of non-GAAP measures.

7 • Sales decline versus prior year due to pass through of lower priced raw materials • Lower Adj EBITDA due to $3 million negative net timing variance, partially offset by higher margin • CASE sales volume up 3% vs prior year in Q3 and YTD Latex Binders $183 $230 Q3'20 Q3'19 Net Sales ($MM) $20 $21 Q3'20 Q3'19 Adjusted EBITDA ($MM) 133 133 Q3'20 Q3'19 Volume (kt) Vol Price FX Total (2%) (20%) 1% (20%)

8 • Lower sales versus prior year due mainly to the pass through of lower priced raw materials • Demand recovery paced by Asia and North America • Lower earnings caused by unfavorable mix as well as less fixed cost absorption ($4 million) from inventory reduction Synthetic Rubber $79 $104 Q3'20 Q3'19 Net Sales ($MM) ($2) $7 Q3'20 Q3'19 Adjusted EBITDA ($MM) 57 57 Q3'20 Q3'19 Volume (kt) Vol Price FX Total (3%) (24%) 3% (24%)

9 • Adj EBITDA improvement versus prior year from higher margins in polycarbonate and ABS as well as from cost reductions • Auto volume improved to 14% lower than prior year after a 65% decline in Q2 • Polycarbonate volume increased mainly due to resilient demand Performance Plastics $290 $325 Q3'20 Q3'19 Net Sales ($MM) $51 $36 Q3'20 Q3'19 Adjusted EBITDA ($MM) 152 150 Q3'20 Q3'19 Volume (kt) Vol Price FX Total (1%) (11%) 2% (11%)

10 • Strong demand in packaging and appliances led to an 8% volume increase versus prior year as well as expanded margins in Asia • Lower net sales caused by the pass through of lower styrene • Recycled polystyrene in Form Fill Seal food packaging beginning to be adopted by some European customers at greater margin than normal grade Polystyrene $167 $198 Q3'20 Q3'19 Net Sales ($MM) $21 $16 Q3'20 Q3'19 Adjusted EBITDA ($MM) 163 151 Q3'20 Q3'19 Volume (kt) Vol Price FX Total 8% (25%) 2% (15%)

11 • Increased earnings from higher margins and increased production after turnarounds in prior year • Plentiful naphtha in Europe led to lower benzene cost Feedstocks & Americas Styrenics $11 $0 Q3'20 Q3'19 Adjusted EBITDA ($MM) FEEDSTOCKS • Lower earnings versus prior year due mainly to weaker styrene margins in North America • Sequential demand improvement in polystyrene • No Q3 dividend AMERICAS STYRENICS $18 $26 Q3'20 Q3'19 Adjusted EBITDA ($MM)

12 New Business Segmentation Trinseo Latex Binders Performance Plastics Synthetic Rubber Americas Styrenics Polystyrene Feedstocks Effective Oct. 1, Performance Plastics will be split into two segments Engineered Materials Base Plastics • Engineered Materials includes: • Rigid compounds including PC/ABS compounds supporting mainly consumer electronics and medical applications • Soft plastic compounds including Thermo- plastic Elastomers (TPE) supporting applications such as footwear, personal care and automotive • Base Plastics includes: • ABS and polycarbonate • Compounds and blends for automotive and other applications Engineered Materials Highlights • 17% TTM EBITDA Margin • 2020 volume resiliency despite COVID pandemic • 16% of expected full year 2020 volume in post-consumer-containing resins

13 Q4 Outlook • Synthetic Rubber volume up 10% • Latex Binders volume slightly lower due to seasonality • Continuation of strong margins in polystyrene, particularly in Asia • Europe styrene margin decline ~$40/MT due to end of turnarounds and higher benzene costs Demand recovery momentum has extended through October Q4 Expectations versus Prior Quarter

14 Full Year and Cash Assumptions • Free Cash Flow* Assumptions: • Interest: $40 million • Taxes: $15-$20 million • Turnarounds: $30 million • Corporate Restructuring: $20 million • Dow Transition Expense: $17 million • Capital Expenditures: $80-$85 million • Book tax expense of $30-$35 million • Americas Styrenics Q4 dividend expected ~$15MM *For the definition of Free Cash Flow and other non-GAAP measures, refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated November 5, 2020.

15 •Appendix

US GAAP to Non-GAAP Reconciliation

TRINSEO

(in $millions, unless noted)	Q1'18	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	2018	2019
Net Income (Loss)	**120.3**	**98.3**	**74.7**	**(0.9)**	**35.8**	**28.0**	**22.5**	**5.7**	**(36.3)**	**(128.4)**	**105.8**	**292.5**	**92.0**
Interest expense, net	14.9	10.8	10.1	10.6	10.2	9.9	9.2	10.0	10.3	11.7	10.0	46.4	39.3
Provision for (benefit from) income taxes	24.9	20.4	19.2	7.3	10.8	15.7	9.3	(23.2)	(11.9)	64.7	(49.5)	71.8	12.6
Depreciation and amortization	31.9	32.3	31.8	34.2	33.9	34.7	33.0	34.3	36.4	34.8	30.7	130.2	136.0
EBITDA	192.0	161.8	135.8	51.2	90.7	88.3	74.0	26.8	(1.5)	(17.2)	97.0	540.9	279.9
Loss on extinguishment of long-term debt	-	0.2	-	-	-	-	-	-	-	-	-	0.2	-
Other items	2.7	6.8	6.1	7.4	11.1	14.1	13.3	16.9	18.7	3.0	2.6	22.8	55.4
Restructuring and other charges	0.5	1.2	0.9	5.6	0.4	(0.3)	0.2	17.9	1.8	6.3	2.0	8.2	18.1
Net gain on disposition of businesses and assets	(0.5)	-	-	(0.5)	(0.2)	-	-	(0.5)	(0.4)	-	-	(1.0)	(0.7)
Acquisition transaction and integration net costs	0.3	0.2	0.1	-	-	0.7	0.6	(2.2)	0.1	(0.4)	-	0.6	(0.9)
Asset impairment charges or write-offs	-	-	-	1.5	-	-	-	-	38.3	-	-	1.5	-
Adjusted EBITDA	195.0	170.2	142.9	65.2	102.0	102.8	88.1	58.9	57.0	(8.3)	101.6	573.2	351.8
Adjusted EBITDA to Adjusted Net Income (Loss)													
Adjusted EBITDA	195.0	170.2	142.9	65.2	102.0	102.8	88.1	58.9	57.0	(8.3)	101.6	573.2	351.8
Interest expense, net	14.9	10.8	10.1	10.6	10.2	9.9	9.2	10.0	10.3	11.7	10.0	46.4	39.3
Provision for (benefit from) income taxes - Adjusted	26.0	22.3	21.9	10.8	12.7	19.1	19.7	1.3	1.7	59.3	(49.3)	81.0	52.8
Depreciation and amortization - Adjusted	31.7	32.1	31.5	34.0	33.4	33.1	32.0	33.9	35.0	33.6	30.6	129.1	132.4
Adjusted Net Income (Loss)	122.4	105.0	79.4	9.8	45.7	40.7	27.2	13.7	10.0	(112.9)	110.3	316.7	127.3
Wtd Avg Shares - Diluted (000)	*44,430*	*43,810*	*43,347*	*43,269*	*41,762*	*41,104*	*40,410*	*39,434*	*38,632*	*38,243*	*38,421*	*43,666*	*40,710*
Adjusted EPS - Diluted ($)	*2.76*	*2.40*	*1.83*	*0.23*	*1.09*	*0.99*	*0.67*	*0.35*	*0.26*	*(2.95)*	*2.87*	*7.25*	*3.13*
Adjustments by Statement of Operations Caption													
Loss on extinguishment of long-term debt	*-*	*0.2*	*-*	*-*	*-*	*-*	*-*	*-*	*-*	*-*	*-*	*0.2*	*-*
Cost of sales	*-*	*1.2*	*-*	*0.6*	*-*	*-*	*-*	*0.4*	*-*	*-*	*-*	*1.8*	*0.4*
SG&A and Impairment Charges	*3.5*	*6.5*	*7.1*	*13.8*	*11.5*	*14.5*	*14.1*	*34.6*	*58.9*	*9.3*	*3.6*	*30.8*	*74.7*
Other expense (income), net	*(0.5)*	*0.5*	*-*	*(0.5)*	*(0.2)*	*-*	*-*	*(3.0)*	*(0.4)*	*(0.4)*	*1.0*	*(0.5)*	*(3.2)*
Total EBITDA Adjustments	*3.0*	*8.4*	*7.1*	*14.0*	*11.3*	*14.5*	*14.1*	*32.1*	*58.5*	*8.9*	*4.6*	*32.3*	*71.9*
Free Cash Flow Reconciliation													
Cash provided by (used in) operating activities	40.8	141.6	56.1	128.0	153.2	80.8	40.9	47.6	(5.8)	81.6	51.9	366.5	322.5
Capital expenditures	(30.6)	(28.9)	(31.5)	(30.5)	(25.0)	(22.6)	(23.6)	(38.9)	(24.3)	(23.8)	(12.7)	(121.4)	(110.1)
Free Cash Flow	10.2	112.7	24.6	97.5	128.2	58.2	17.3	97.5	(30.1)	57.8	39.2	245.1	212.4

NOTE: For definitions of non-GAAP measures as well as descriptions of current period reconciling items from Net Income to Adjusted EBITDA and to Adjusted Net Income, refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated November 5, 2020. Totals may not sum due to rounding.

16

Selected Segment Information

TRINSEO

(in $millions, unless noted)	Q1'18	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	2018	2019
Latex Binders	124	131	129	125	126	128	133	129	135	115	133	510	516
Synthetic Rubber	74	73	64	62	65	58	57	57	60	26	57	273	238
Performance Plastics	159	160	165	151	164	158	150	156	143	110	152	636	628
Polystyrene	140	173	154	161	174	149	151	144	152	171	163	627	619
Feedstocks	65	85	107	80	77	57	77	78	59	49	57	336	289
Trade Volume (kt)	**563**	**621**	**619**	**579**	**606**	**551**	**567**	**565**	**549**	**471**	**563**	**2,382**	**2,288**
Latex Binders	255	281	278	255	224	230	230	219	219	165	183	1,069	903
Synthetic Rubber	149	155	138	130	125	112	104	100	102	36	79	573	441
Performance Plastics	403	413	401	361	369	347	325	325	305	189	290	1,578	1,366
Polystyrene	239	286	252	240	228	207	198	176	183	156	167	1,017	809
Feedstocks	75	102	131	79	67	55	66	69	45	24	32	387	256
Net Sales	**1,122**	**1,237**	**1,200**	**1,065**	**1,013**	**952**	**922**	**889**	**854**	**570**	**752**	**4,623**	**3,776**
Latex Binders	27	36	25	22	18	21	21	22	22	17	20	110	81
Synthetic Rubber	26	31	15	5	9	13	7	12	15	(28)	(2)	77	41
Performance Plastics	66	49	44	31	36	34	36	29	37	(6)	51	189	135
Polystyrene	10	14	5	6	17	16	16	5	12	15	21	34	55
Feedstocks	42	32	40	(7)	17	(1)	0	(10)	(16)	(4)	11	107	7
Americas Styrenics	46	33	35	31	32	40	26	21	10	14	18	144	119
Corporate	(20)	(25)	(21)	(22)	(26)	(21)	(19)	(20)	(22)	(18)	(17)	(88)	(85)
Adjusted EBITDA*	**195**	**170**	**143**	**65**	**102**	**103**	**88**	**59**	**57**	**(8)**	**102**	**573**	**352**
Adj EBITDA Variance Analysis													
Net Timing** Impacts - Fav/(Unfav)													
Latex Binders	(4)	4	(3)	4	(0)	(1)	1	1	(3)	(2)	(1)	1	1
Synthetic Rubber	2	7	3	(3)	(5)	1	(2)	(0)	1	(15)	(1)	9	(6)
Performance Plastics	(0)	(3)	(1)	(5)	(1)	0	0	(0)	(1)	(15)	2	(9)	(0)
Polystyrene	(2)	1	(2)	(7)	2	(0)	2	(3)	(4)	(3)	1	(9)	0
Feedstocks	(3)	0	(2)	(17)	3	1	4	(5)	(7)	(8)	2	(21)	3
Net Timing Impacts - Fav/(Unfav)**	**(7)**	**10**	**(4)**	**(28)**	**(1)**	**1**	**6**	**(8)**	**(15)**	**(43)**	**2**	**(30)**	**(2)**

**Net Timing is the difference between Raw Material Timing and Price Lag. Raw Material Timing represents the timing of raw material cost changes flowing through cost of goods sold versus current pricing. Price Lag represents the difference in revenue between the current contractual price and the current period price.

* See this Appendix for a reconciliation of non-GAAP measures. NOTE: Totals may not sum due to rounding.

17

Selected Segment Information – New Segmentation

TRINSEO

(in $millions, unless noted)	Q1'18	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	2018	2019
Latex Binders	124	131	129	125	126	128	133	129	135	115	133	510	516
Synthetic Rubber	74	73	64	62	65	58	57	57	60	26	57	273	238
Engineered Materials	14	13	12	13	12	13	14	15	12	10	13	52	53
Base Plastics	146	147	153	138	152	145	136	141	131	101	139	584	575
Polystyrene	140	173	154	161	174	149	151	144	152	171	163	627	619
Feedstocks	65	85	107	80	77	57	77	78	59	49	57	336	289
Trade Volume (kt)	**563**	**621**	**619**	**579**	**606**	**551**	**567**	**565**	**549**	**471**	**563**	**2,382**	**2,288**
Latex Binders	255	281	278	255	224	230	230	219	219	165	183	1,069	903
Synthetic Rubber	149	155	138	130	125	112	104	100	102	36	79	573	441
Engineered Materials	55	52	50	54	49	51	53	57	48	38	50	212	210
Base Plastics	348	360	351	307	320	296	272	268	257	151	240	1,366	1,156
Polystyrene	239	286	252	240	228	207	198	176	183	156	167	1,017	809
Feedstocks	75	102	131	79	67	55	66	69	45	24	32	387	256
Net Sales	**1,122**	**1,237**	**1,200**	**1,065**	**1,013**	**952**	**922**	**889**	**854**	**570**	**752**	**4,623**	**3,776**
Latex Binders	27	36	25	22	18	21	21	22	22	17	20	110	81
Synthetic Rubber	26	31	15	5	9	13	7	12	15	(28)	(2)	77	41
Engineered Materials	3	3	4	6	5	8	10	11	8	5	9	15	33
Base Plastics	63	46	40	24	30	27	27	18	29	(10)	41	174	102
Polystyrene	10	14	5	6	17	16	16	5	12	15	21	34	55
Feedstocks	42	32	40	(7)	17	(1)	0	(10)	(16)	(4)	11	107	7
Americas Styrenics	46	33	35	31	32	40	26	21	10	14	18	144	119
Corporate	(20)	(25)	(21)	(22)	(26)	(21)	(19)	(20)	(22)	(18)	(17)	(88)	(85)
Adjusted EBITDA*	**195**	**170**	**143**	**65**	**102**	**103**	**88**	**59**	**57**	**(8)**	**102**	**573**	**352**
Adj EBITDA Variance Analysis													
Net Timing** Impacts - Fav/(Unfav)													
Latex Binders	(4)	4	(3)	4	(0)	(1)	1	1	(3)	(2)	(1)	1	1
Synthetic Rubber	2	7	3	(3)	(5)	1	(2)	(0)	1	(15)	(1)	9	(6)
Engineered Materials	0	(1)	0	(1)	(0)	(0)	0	(0)	(0)	(1)	0	(0)	(1)
Base Plastics	(1)	(2)	(1)	(5)	(0)	0	0	(0)	(1)	(15)	2	(9)	0
Polystyrene	(2)	1	(2)	(7)	2	(0)	2	(3)	(4)	(3)	1	(9)	0
Feedstocks	(3)	0	(2)	(17)	3	1	4	(5)	(7)	(8)	2	(21)	3
Net Timing Impacts - Fav/(Unfav)**	**(7)**	**10**	**(4)**	**(28)**	**(1)**	**1**	**6**	**(8)**	**(15)**	**(43)**	**2**	**(30)**	**(2)**

**Net Timing is the difference between Raw Material Timing and Price Lag. Raw Material Timing represents the timing of raw material cost changes flowing through cost of goods sold versus current pricing. Price Lag represents the difference in revenue between the current contractual price and the current period price.

* See this Appendix for a reconciliation of non-GAAP measures. NOTE: Totals may not sum due to rounding.

18